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GLEACHER & CO. INC.
660 MADISON AVENUE
NEW YORK, NEW YORK 10021
(212) 418-4206


            SUPPLEMENT TO OFFER TO PURCHASE DATED OCTOBER 6, 1994


                         CE ACQUISITION COMPANY, INC.
                         A WHOLLY OWNED SUBSIDIARY OF

                       CALIFORNIA ENERGY COMPANY, INC.
         HAS AMENDED ITS OFFER TO PURCHASE TO INCREASE THE PRICE FOR
                      12,400,000 SHARES OF COMMON STOCK
          (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)

                                      OF

                             MAGMA POWER COMPANY

                                      TO

                             $38.50 NET PER SHARE


       THE OFFER, THE PRORATION PERIOD AND WITHDRAWAL RIGHTS HAVE BEEN EXTENDED AND WILL NOW EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
          ON FRIDAY, NOVEMBER 4, 1994, UNLESS THE OFFER IS EXTENDED.


                                                              October 26, 1994

To Brokers, Dealers, Commercial Banks,
  Trust Companies and Other Nominees:


   We have been appointed by CE ACQUISITION COMPANY, INC., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of California Energy Company, Inc. ("CECI"), to act as the Dealer Manager in connection with its offer to purchase 12,400,000 shares of common stock, par value $0.10 per share (the "Shares"), of Magma Power Company, a Nevada corporation (the "Company"), and the associated Preferred Share Purchase Rights (the "Rights") issued on October 14, 1994 pursuant to the Rights Agreement, dated as of October 6, 1994, between the Company and Chemical Trust Company of California, as Rights Agent (the "Rights Agreement"), at $38.50 per Share (and associated Right), net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 6, 1994 (the "Offer to Purchase"), as amended and supplemented by the Supplement thereto, dated October 26, 1994 (the "Supplement"), and in the revised GREEN Letter of Transmittal (which, together with the original BLUE Letter of Transmittal, constitute the "Offer") enclosed herewith.


   If the Purchaser declares that the Merger Agreement Condition (as defined in the Offer to Purchase and in the Supplement) is satisfied, the Purchaser will not require delivery of Rights. Unless and until the Purchaser declares that the Merger Agreement Condition is satisfied, holders of Shares will be required to tender one Right for each Share tendered to effect a valid tender of such Share. If the Distribution Date (as defined in the Offer to Purchase and in the Supplement) has not occurred prior to the time Shares are tendered pursuant to the Offer, a tender of Shares will constitute a tender of the associated Rights. If the Distribution Date occurs and the certificates representing Rights ("Rights Certificates") are distributed by the Company to holders of Shares prior to the time a


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holder's Shares are tendered pursuant to the Offer, in order for Rights (and the corresponding Shares) to be validly tendered, Rights Certificates representing a number of Rights equal to the number of Shares tendered must be delivered to IBJ Schroder Bank & Trust Company (the "Depositary") or, if book-entry delivery is available with respect to Rights, a book-entry confirmation must be received by the Depositary with respect thereto. If the Distribution Date occurs and Rights Certificates are not distributed prior to the time Shares are tendered pursuant to the Offer, Rights may be tendered prior to a stockholder receiving Rights Certificates by use of the guaranteed delivery procedures described in Section 4 of the Offer to Purchase and below. In any case, a tender of Shares constitutes an agreement by the tendering stockholder to deliver Rights Certificates representing a number of Rights equal to the number of Shares tendered pursuant to the Offer to the Depositary within five business days after the date Rights Certificates are distributed. The Purchaser reserves the right to require that the Depositary receive Rights Certificates, or a book-entry confirmation, if available, with respect to such Rights prior to accepting the corresponding Shares for payment pursuant to the Offer, if the Distribution Date occurs prior to the expiration of the Offer (the "Expiration Date"). Holders of Shares and Rights whose certificates for such Shares ("Share Certificates") or, if applicable, Rights Certificates, are not immediately available (including, if the Distribution Date has occurred, because Rights Certificates have not yet been distributed) or who cannot deliver their Share Certificates or, if applicable, their Rights Certificates, and all other required documents to the Depositary on or prior to the Expiration Date, or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Shares and Rights according to the guaranteed delivery procedures set forth in Section 4 of the Offer to Purchase. All references to Rights shall include all benefits which may inure to stockholders pursuant to the Rights Agreement and, unless the context requires otherwise, all references to Shares shall include the Rights.

   Please furnish copies of the enclosed materials to those of your clients for whose accounts you hold Shares registered in your name or in the name of your nominee.

   THE OFFER IS CONDITIONED UPON, AMONG OTHER THINGS, (1) THERE BEING VALIDLY TENDERED AND NOT WITHDRAWN BEFORE THE EXPIRATION OF THE OFFER THAT NUMBER OF SHARES WHICH, TOGETHER WITH SHARES BENEFICIALLY OWNED BY THE PURCHASER, REPRESENTS AT LEAST A MAJORITY OF THE SHARES OUTSTANDING ON A FULLY DILUTED BASIS, (2) THE COMPANY HAVING ENTERED INTO A DEFINITIVE MERGER AGREEMENT WITH THE PURCHASER TO PROVIDE FOR THE ACQUISITION OF THE COMPANY PURSUANT TO THE OFFER AND THE PROPOSED MERGER (AS DEFINED IN THE OFFER TO PURCHASE), (3) THE PURCHASER BEING SATISFIED, IN ITS SOLE JUDGMENT, THAT THE PURCHASER HAS OBTAINED FINANCING SUFFICIENT TO ENABLE IT TO CONSUMMATE THE OFFER AND THE PROPOSED MERGER AND (4) AUTHORIZATION BY CECI'S STOCKHOLDERS OF THE ISSUANCE OF CECI COMMON STOCK (AS DEFINED IN THE OFFER TO PURCHASE) SUFFICIENT TO COMPLETE THE PROPOSED MERGER. THE OFFER IS ALSO SUBJECT TO CERTAIN OTHER TERMS AND CONDITIONS.

   Enclosed herewith for your information and for forwarding to your clients for whose accounts you hold Shares (and associated Rights) registered in your name or in the name of your nominee are copies of the following documents:

       1. The Supplement, dated October 26, 1994;

       2. The revised GREEN Letter of Transmittal for your use and for the information of your clients. Facsimile copies of either Letter of Transmittal may be used to tender Shares (and associated Rights);

       3. A revised GOLD Notice of Guaranteed Delivery to be used to accept the Offer if certificates for Shares (and associated Rights) are not immediately available or if such certificates and all other required documents cannot be delivered to the Depositary before the expiration of the Offer or if the procedures for book-entry transfer cannot be completed on a timely basis;

       4. A printed revised form of the letter which may be sent to your clients for whose account you hold Shares (and associated Rights) registered in your name or in the name of your nominee, with space provided for obtaining such clients' instructions with regard to the Offer;

       5. Guidelines of the Internal Revenue Service for Certification of Taxpayer Identification Number on Substitute Form W-9; and

       6. A return envelope addressed to the Depositary.


   YOUR PROMPT ACTION IS REQUESTED. WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE. THE OFFER, THE PRORATION PERIOD AND WITHDRAWAL RIGHTS HAVE BEEN EXTENDED AND WILL NOW EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, NOVEMBER 4, 1994, UNLESS THE OFFER IS EXTENDED.



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   In order to accept the Offer, (i) a duly executed and properly completed
Letter of Transmittal with any required signature guarantees or any Agent's Message (as defined in the Offer to Purchase), or other documentation should be sent to the Depositary, and (ii) either certificates representing the tendered Shares (and, if applicable, certificates representing the tendered Rights) should be delivered to the Depositary or such Shares (and, if applicable, such Rights, if available with respect to such Rights) should be tendered by book-entry transfer into the Depositary's account maintained at one of the Book-Entry Transfer Facilities (as defined in the Offer to Purchase), all in accordance with the instructions set forth in the Letters of Transmittal, the Offer to Purchase, and the Supplement.


   If holders of Shares wish to tender, but it is impractical for them to forward their certificates for such Shares and associated Rights or other required documentation on or prior to the expiration of the Offer or to comply with the book-entry transfer procedures on a timely basis, a tender may be effected by following the guaranteed delivery procedures specified in
Section 4 of the Offer to Purchase.

   The Purchaser will not pay any commissions or fees to any broker, dealer or other person (other than the Dealer Manager and the Information Agent, as described in the Offer to Purchase) for soliciting tenders of Shares and associated Rights pursuant to the Offer. The Purchaser will, however, upon request, reimburse you for customary clerical and mailing expenses incurred by you in forwarding any of the enclosed materials to your clients. The Purchaser will pay or cause to be paid any stock transfer taxes payable on the transfer of Shares and associated Rights to it, except as otherwise provided in Instruction 6 of the enclosed Letter of Transmittal.

   Any questions or requests for assistance may be directed to the Information Agent or to the Dealer Manager at its address and telephone numbers set forth on the back cover of the Offer to Purchase and of the Supplement. Requests for additional copies of the Supplement, the Offer to Purchase, the Letters of Transmittal and other tender offer materials may be directed to the Information Agent or to brokers, dealers, commercial banks or trust companies.

                                   Very truly yours,

                                   GLEACHER & CO. INC.


   NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON THE AGENT OF THE PURCHASER, CECI, THE DEALER MANAGER, THE DEPOSITARY, THE INFORMATION AGENT OR ANY AFFILIATE OF ANY OF THEM OR AUTHORIZE YOU OR ANY OTHER PERSON TO MAKE ANY STATEMENT OR USE ANY DOCUMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE OFFER OTHER THAN THE ENCLOSED DOCUMENTS AND THE STATEMENTS CONTAINED THEREIN.